                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08599

                              SCUDDER EQUITY TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                            --------------

                   John Millette, Vice President and Secretary
                             Two International Place
                           Boston, Massachusetts 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder-Dreman Financial Services Fund

Semiannual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Financial Services Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Class A	8.15%	-2.50%	4.80%	2.46%	2.91%
Class B	7.70%	-3.42%	3.94%	1.63%	2.04%
Class C	7.70%	-3.39%	3.99%	1.66%	2.11%
S&P 500 Index+	3.87%	-8.06%	-10.85%	-1.08%	-1.18%
S&P Financial Index++	6.13%	-4.78%	1.17%	2.66%	2.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/03	$ 10.50	$ 10.38	$ 10.41
11/30/02	$ 9.79	$ 9.64	$ 9.67
Distribution Information: Six Months: Income Dividends	$ .08	$ -(c)	$ -(c)

c Amount is less than $.005.
Class A Lipper Rankings* - Financial Services Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	21	of	115	19
3-Year	44	of	83	53
5-Year	26	of	52	50

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder-Dreman Financial Services Fund - Class A [] S&P 500 Index+ [] S&P Financial Index++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder-Dreman Financial Services Fund		1-Year	3-Year	5-Year	Life of Class***
Class A(b)	Growth of $10,000	$9,189	$10,850	$10,644	$10,946
	Average annual total return	-8.11%	2.76%	1.26%	1.75%
Class B(b)	Growth of $10,000	$9,368	$11,029	$10,740	$11,014
	Average annual total return	-6.32%	3.32%	1.44%	1.87%
Class C(b)	Growth of $10,000	$9,564	$11,132	$10,749	$11,044
	Average annual total return	-4.36%	3.64%	1.46%	1.92%
S&P 500 Index+	Growth of $10,000	$9,194	$7,085	$9,473	$9,404
	Average annual total return	-8.06%	-10.85%	-1.08%	-1.18%
S&P Financial Index++	Growth of $10,000	$9,522	$10,355	$11,404	$11,313
	Average annual total return	-4.78%	1.17%	2.66%	2.42%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during the 3-year, 5-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%.The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman Financial Services Fund and the market environment during the six-month period ended May 31, 2003.

Q: Will you provide an overview of the market environment and the fund's performance?

A: The stock market continued to struggle during the first half of the period. However, as of May 31, the stock market and the financial services segment of the market posted positive returns for the six-month period. A successful outcome in the war with Iraq, improving corporate earnings, continuing gross domestic product growth and the passage of a tax stimulus package led to renewed investor enthusiasm and higher stock prices.

The broad market - as measured by the S&P 500, a group of US large-cap value and growth stocks - gained 3.87% in the period. Financial stocks performed better than the broad market, advancing 6.13%, as measured by the S&P Financial Index, an indicator of performance by the S&P 500's financial stocks. By comparison, the fund's Class A shares (unadjusted for sales charges) outperformed both the broad market and the financial index, posting a cumulative total return of 8.15%. (Please see pages 4 through 6 for performance of other share classes.) That return was also higher than the average return of the Lipper Financial Services Funds category - a group of mutual funds that primarily invest in financial services stocks.

Over longer periods, financial stocks have also outperformed the broad market. For the one-, three-, five- and 10-year periods ended May 31, 2003, the average annual total return of the S&P Financial Index was higher than the S&P 500 returns. Of course, past performance does not guarantee future results.

Over time, financials have outperformed the S&P 500 (Average annual unadjusted returns as of 5/31/03)
Index/Fund	1 Year	3 Year	5 Year	10 Year
S&P Financial Index	-4.78%	1.17%	2.66%	14.71%
S&P 500 Index	-8.06%	-10.85%	-1.08%	9.93%
Scudder-Dreman Financial Services Fund Class A shares (unadjusted for sales charge)	-2.50%	4.80%	2.46%	N/A

Performance is historical and includes reinvestment of dividends and capital gains. Past performance does not guarantee future results. The indices listed are unmanaged pools of stocks and are not available for direct investment. Please see standardized performance for the fund on page 4 of this report.

Q: Will you describe your investment philosophy?

A: As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor for one reason or another. We look for fundamentally sound companies with strong balance sheets. We seek to determine whether their stocks are undervalued by screening for price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector. We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows.

Q: Are you still bullish on regional banks and savings & loans?

A: Major regional banks and savings and loans remain one of the portfolio's largest industry positions, accounting for just over 46% of the fund's market value. The fund's overweight position in this area relative to the benchmark, along with the sector's positive results, helped performance. We remain bullish on regional banks and savings and loans due to their strong historical performance and their minimal exposure to risky foreign debt. Additionally, most banks generate substantial earnings from fees and services as well as from their loan businesses, which helps their bottom lines and makes them potentially less susceptible to wild swings when interest rates change direction. Some of the strongest performances in this area came from Washington Mutual Inc., National Bank of Canada and Bank One Corp.

Q: Will you discuss how Fannie Mae and Freddie Mac, two of the fund's largest holdings, performed for the six-month period?

A: Both Fannie Mae and Freddie Mac posted positive share price performance during the fiscal period. Fannie Mae gained significantly more ground, however. Freddie Mac's performance was held back as questions surrounding the company's financial statements arose. We have confidence that the recent turmoil will be only a temporary setback for Freddie Mac. Both stocks continued to post strong earnings and outperformed the broad market (S&P 500). While there is political pressure to increase the regulation of these companies, we don't expect it will be harmful to their profitability if it happens. These companies provide low-cost mortgages. We don't believe there will be enough support in Washington to dramatically increase regulation of Fannie Mae and Freddie Mac, which would result in higher mortgage costs. We expect more strong performances from these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies.

Q: Did you make any material changes to the portfolio?

A: There have not been any major changes to the fund's portfolio. It is still structured conservatively with an overweight position in regional banks/savings and loans and diversified financial companies. We've taken profits in the fund's large money center banks, and now that position represents a slight underweight relative to the S&P Financial benchmark. As has been the case for several years now, we have virtually no exposure to pure consumer finance stocks and our exposure to investment banking stocks is well below the index. We believe the consumer is stretched financially, making consumer finance a speculative area. We also expect that it will be some time before the initial public offerings and merger and acquisition activity levels increase enough to sustain strong performance in the investment banking area. We've also kept an underweight position in insurance companies as they continue to work out pricing problems and excess capacity and endure losses related to asbestos lawsuits.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	11/30/02

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Convertible Preferred Stocks	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	11/30/02

Banks	46%	41%
Diversified Financials	39%	39%
Insurance	15%	20%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (64.9% of Portfolio)
1. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	9.6%
2. Freddie Mac Supplier of mortgage credit	9.4%
3. American International Group, Inc. Provider of insurance services	9.4%
4. Citigroup, Inc. Provider of diversified financial services	8.8%
5. Washington Mutual, Inc. Provider of diversified financial services	8.0%
6. Bank of America Corp. Provider of commercial banking services	4.7%
7. J.P. Morgan Chase & Co. Provider of global financial services	4.7%
8. KeyCorp. Provider of commercial banking services	3.9%
9. US Bancorp Provider of diversified financial services	3.4%
10. Wachovia Corp. Provider of financial services	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 99.1%
Financials
Banks 46.0%
Bank of America Corp.	85,126	6,316,349
Bank One Corp.	24,187	903,626
Banknorth Group, Inc.	52,024	1,332,855
Colonial BancGroup, Inc.	74,245	1,003,050
First Niagara Financial Group	52,700	720,936
FleetBoston Financial Corp.	94,815	2,803,680
Golden West Financial Corp.	16,995	1,322,041
J.P. Morgan Chase & Co.	191,195	6,282,668
KeyCorp.	196,160	5,178,624
Mercantile Bankshares Corp.	33,800	1,369,576
National Bank of Canada	145,760	3,702,873
PNC Financial Services Group	67,470	3,322,898
Popular, Inc.	50,120	1,979,289
Provident Financial Group	34,055	871,127
Provident Financial Services, Inc.	38,800	706,160
Sovereign Bancorp, Inc.	77,605	1,266,514
Union Planters Corp.	24,838	799,271
US Bancorp	193,730	4,591,401
Wachovia Corp.	99,228	3,986,981
Washington Mutual, Inc.	261,718	10,672,860
Wells Fargo & Co.	52,185	2,520,536
		61,653,315
Diversified Financials 38.2%
Allied Capital Corp.	74,315	1,735,255
American Express Co.	79,620	3,316,969
Bear Stearns Companies, Inc.	21,875	1,690,281
CIT Group, Inc.	63,290	1,518,327
Citigroup, Inc.	287,190	11,780,534
Fannie Mae	174,210	12,891,540
Franklin Resources, Inc.	25,995	971,433
Freddie Mac	211,720	12,662,973
Merrill Lynch & Co., Inc.	34,680	1,501,644
Morgan Stanley	39,690	1,815,818
SLM Corp.	10,935	1,312,200
		51,196,974
Insurance 14.9%
Allstate Corp.	46,040	1,656,980
American International Group, Inc.	218,337	12,637,362
Chubb Corp.	24,510	1,569,375
Jefferson-Pilot Corp.	13,867	585,049
Marsh & McLennan Companies, Inc.	39,710	1,990,662
Safeco Corp.	13,835	499,997
St. Paul Companies, Inc.	7,285	266,485
Torchmark Corp.	19,410	749,612
		19,955,522
Total Common Stocks (Cost $109,844,505)		132,805,811

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $1,277,799)	1,277,799	1,277,799
Total Investment Portfolio - 100.0% (Cost $111,122,304) (a)		134,083,610

(a) The cost for federal income tax purposes was $111,982,292. At May 31, 2003, net unrealized appreciation for all securities based on tax cost was $22,101,318. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,532,927 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,431,609.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $109,844,505)	$ 132,805,811
Investment in Scudder Cash Management QP Trust (cost $1,277,799)	1,277,799
Dividends receivable	94,287
Interest receivable	1,047
Receivable for Fund shares sold	285,847
Other assets	1,971
Total assets	134,466,762
Liabilities
Payable for investments purchased	129,162
Payable for Fund shares redeemed	316,235
Accrued management fee	84,844
Other accrued expenses and payables	131,300
Total liabilities	661,541
Net assets, at value	$ 133,805,221
Net Assets
Net assets consist of: Undistributed net investment income	748,773
Net unrealized appreciation (depreciation) on investments	22,961,306
Accumulated net realized gain (loss)	(19,589,014)
Paid-in capital	129,684,156
Net assets, at value	$ 133,805,221

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($59,941,864 / 5,708,835 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.50
Maximum offering price per share (100 / 94.25 of $10.50)	$ 11.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($62,305,784 / 6,001,039 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.38
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($11,557,573 / 1,109,971 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.41
Maximum offering price per share (100 / 99.00 of $10.41)	$ 10.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2003 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $10,857)	$ 1,705,210
Interest - Scudder Cash Management QP Trust	4,696
Total Income	1,709,906
Expenses: Management fee	470,199
Administrative fee	235,576
Distribution service fees	416,882
Trustees' fees and expenses	7,354
Other	4,154
Total expenses, before expense reductions	1,134,165
Expense reductions	(14)
Total expenses, after expense reductions	1,134,151
Net investment income (loss)	575,755
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(574,166)
Foreign currency related transactions	733
(573,433)
Net unrealized appreciation (depreciation) during the period on: Investments	9,267,423
Net gain (loss) on investment transactions	8,693,990
Net increase (decrease) in net assets resulting from operations	$ 9,269,745

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2003 (Unaudited)	Year Ended November 30, 2002
Operations: Net investment income (loss)	$ 575,755	$ 768,163
Net realized gain (loss) on investment transactions	(573,433)	(9,582,770)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,267,423	(971,993)
Net increase (decrease) in net assets resulting from operations	9,269,745	(9,786,600)
Distributions to shareholders from: Net investment income: Class A	(482,174)	(254,477)
Class B	(12,516)	-
Class C	(4,610)	-
Fund share transactions: Proceeds from shares sold	8,034,480	23,980,682
Reinvestment of distributions	446,138	226,221
Cost of shares redeemed	(18,443,714)	(53,540,997)
Net increase (decrease) in net assets from Fund share transactions	(9,963,096)	(29,334,094)
Increase (decrease) in net assets	(1,192,651)	(39,375,171)
Net assets at beginning of period	134,997,872	174,373,043
Net assets at end of period (including undistributed net investment income of $748,773 and $672,318, respectively)	$ 133,805,221	$ 134,997,872

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.79	$ 10.36	$ 10.27	$ 9.74	$ 9.65	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.09	.06	.16	.13	.03
Net realized and unrealized gain (loss) on investment transactions	.73	(.62)	.16	.52	.06	.12
Total from investment operations	.79	(.53)	.22	.68	.19	.15
Less distributions from: Net investment income	(.08)	(.04)	(.13)	(.15)	(.08)	-
Net realized gains on investment transactions	-	-	-	-	(.02)	-
Total distributions	(.08)	(.04)	(.13)	(.15)	(.10)	-
Net asset value, end of period	$ 10.50	$ 9.79	$ 10.36	$ 10.27	$ 9.74	$ 9.65
Total Return (%)[d]	8.15**	(5.19)	2.08	7.14	1.95[e]	1.58e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	59	75	81	82	108
Ratio of expenses before expense reductions (%)	1.37*	1.36	1.45	1.47[f]	1.44	1.55*
Ratio of expenses after expense reductions (%)	1.37*	1.36	1.45	1.46[f]	1.31	1.36*
Ratio of net investment income (loss) (%)	1.36*	.94	.58	1.69	1.27	.55*
Portfolio turnover rate (%)	7*	16	17	9	14	5*
[a] For the six months ended May 31, 2003 (Unaudited).
[b] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.42% and 1.41%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 10.26	$ 10.19	$ 9.65	$ 9.59	$ 9.50
Income (loss) from investment operations:
Net investment income (loss)[c]	.03	.02	(.02)	.08	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.71	(.64)	.15	.54	.05	.10
Total from investment operations	.74	(.62)	.13	.62	.09	.09
Less distributions from: Net investment income	-[d]	-	(.06)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	-	-	(.02)	-
Total distributions	-	-	(.06)	(.08)	(.03)	-
Net asset value, end of period	$ 10.38	$ 9.64	$ 10.26	$ 10.19	$ 9.65	$ 9.59
Total Return (%)[e]	7.70**	(6.04)	1.28	6.28	1.08[f]	.95f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	64	82	85	90	100
Ratio of expenses before expense reductions (%)	2.17*	2.16	2.23	2.27[g]	2.22	2.29*
Ratio of expenses after expense reductions (%)	2.17*	2.16	2.23	2.27[g]	2.20	2.14*
Ratio of net investment income (loss) (%)	.56*	.14	(.20)	.92	.38	(.23)*
Portfolio turnover rate (%)	7*	16	17	9	14	5*
[a] For the six months ended May 31, 2003 (Unaudited).
[b] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.22% and 2.22%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 10.28	$ 10.22	$ 9.69	$ 9.61	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.02	(.02)	.09	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.71	(.63)	.15	.52	.07	.12
Total from investment operations	.74	(.61)	.13	.61	.11	.11
Less distributions from: Net investment income	-[d]	-	(.07)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	-	-	(.02)	-
Total distributions	-	-	(.07)	(.08)	(.03)	-
Net asset value, end of period	$ 10.41	$ 9.67	$ 10.28	$ 10.22	$ 9.69	$ 9.61
Total Return (%)[e]	7.70**	(5.93)	1.22	6.38	1.09[f]	1.16f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	18	18	16	16
Ratio of expenses before expense reductions (%)	2.14*	2.13	2.19	2.23[g]	2.16	2.26*
Ratio of expenses after expense reductions (%)	2.14*	2.13	2.19	2.20[g]	2.14	2.11*
Ratio of net investment income (loss) (%)	.59*	.16	(.16)	.99	.44	(.20)*
Portfolio turnover rate (%)	7*	16	17	9	14	5*
[a] For the six months ended May 31, 2003 (Unaudited).
[b] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.17% and 2.14%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a non-diversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $18,083,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($2,554,000), November 30, 2009 ($1,905,000) and November 30, 2010 ($13,624,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 673,274
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (18,083,000)
Net unrealized appreciation (depreciation) on investments	$ 12,761,456

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 254,477

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $4,291,729 and $14,912,615, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.350%, 0.400% and 0.375% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended May 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 96,899	$ 19,978
Class B	118,149	23,882
Class C	20,528	4,234
	$ 235,576	$ 48,094

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class B	$ 221,517	$ 40,330
Class C	41,054	7,856
	$ 262,571	$ 48,186

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class A	$ 68,251	$ 13,488.25%
Class B	72,839	16,898.25%
Class C	13,221	4,634.24%
	$ 154,311	$ 35,020

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended May 31, 2003 aggregated $4,127 and $1,000, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended May 31, 2003, the CDSC for Class B and C shares aggregated $71,808 and $719, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2003, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $14 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	510,862	$ 4,892,895	1,433,169	$ 14,580,255
Class B	244,142	2,314,444	671,121	6,770,030
Class C	86,947	827,141	261,872	2,630,397
		$ 8,034,480		$ 23,980,682
Shares issued to shareholders in reinvestment of distributions
Class A	45,201	$ 430,765	21,627	$ 226,221
Class B	1,197	11,311	-	-
Class C	428	4,062	-	-
		$ 446,138		$ 226,221
Shares redeemed
Class A	(884,446)	$ (8,290,068)	(2,611,778)	$ (26,095,086)
Class B	(884,542)	(8,227,616)	(2,031,568)	(20,080,957)
Class C	(205,421)	(1,926,030)	(762,092)	(7,364,954)
		$ (18,443,714)		$ (53,540,997)
Net increase (decrease)
Class A	(328,383)	$ (2,966,408)	(1,156,982)	$ (11,288,610)
Class B	(639,203)	(5,901,861)	(1,360,447)	(13,310,927)
Class C	(118,046)	(1,094,827)	(500,220)	(4,734,557)
		$ (9,963,096)		$ (29,334,094)

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	81114P-107	81114P-206	81114P-305
Fund Number	084	284	384

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Financial Services Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Financial Services Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003
                                    ---------------------------